Exhibit 99.1

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF IONETIX CORPORATION
(As Amended and Restated May 18, 2026)

1.	Purpose.

1.1	The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Ionetix Corporation (the “Company”) is to:

1.1.1	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

1.1.2	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

1.1.3	Provide the Board with the results of its monitoring and recommendations derived therefrom; and

1.1.4	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

1.2	In addition, the Committee shall undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe, or as may be required by law from time to time.

1.3	The Board and management shall ensure that the Committee has adequate funding and other resources and authority to discharge its responsibilities as determined by the Committee.

1.4	Members of the Committee are not employees of the Company. While the Committee has the responsibilities and authority set forth in this charter, and it is not the duty of the Committee to plan or conduct audits of the Company’s financial statements or its internal control over financial reporting or to determine that the Company’s financial statements are complete and are in accordance with generally accepted auditing principles (“GAAP”), which is the responsibility of management and the independent auditor.

2.	Membership & Organization.

2.1	The Committee will consist of at least three (3) members of the Board, all of whom in the judgment of the Board shall be independent in accordance with the listing standards of The Nasdaq Stock Market LLC (“NASDAQ”), except as otherwise permitted by the rules of NASDAQ and the rules and regulations of the Securities and Exchange Commission (“SEC”) as may be in effect from time to time.

2.2	No member of the Committee shall have participated in the preparation of the Company's or any of its subsidiaries' financial statements at any time during the past three years. Each member shall in the judgment of the Board have the ability to read and understand the Company’s financial statements. At least one (1) member of the Committee shall, in the judgment of the Board, be a financial expert in accordance with applicable rules and regulations of the SEC, including Item 407(d)(5)(ii) of Regulation S-K, and at least one (1) member (who may also serve as the Committee’s financial expert) shall in the judgment of the Board have accounting or related financial management expertise in accordance with the listing standards of NASDAQ. No member of the Committee shall serve simultaneously on the audit committee of more than two other public companies without prior approval of the Board. The chairperson of the Committee may not serve simultaneously on the audit committee of more than one other public company. In addition, Committee members shall satisfy any additional requirements mandated by the rules and regulations of the SEC or the listing standards of NASDAQ. The Committee will review its membership annually for compliance with the above requirements.

2.3	The members of the Committee will be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. The members of the Committee shall serve, at the discretion of the Board, for such term or terms as the Board may determine or until earlier resignation or death, and may be replaced by the Board at any time and for any reason. Unless a chair is designated by the Board, the members of the Committee may appoint a chair of the Committee (the “Chair”).

3.	Responsibilities. In addition to such other responsibilities as may be delegated to the Committee from time-to-time by the Board, the Committee shall:

3.1	Review on a continuing basis the adequacy of the Company’s system of internal controls, including reviewing any reports from, and meeting periodically to discuss with, the Company’s management and the independent auditors (i) regarding the effectiveness of, or any deficiencies in, the design or operation of such controls, (ii) regarding any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls and (iii) to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and, if applicable, the attestations or reports by the independent auditors relating to such disclosure;

3.2	Pre-approve all audit and permissible non-audit services and related engagement fees and terms for services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible);

3.3	Review and provide guidance with respect to the external audit and the Company’s relationship with its independent auditors by: (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on an annual basis, in accordance with applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and NASDAQ a written statement from the independent auditors regarding relationships and services with the Company which may impact independence or objectivity, and to the extent there are relationships, monitoring and investigating such relationships, including actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and presenting such information to the Board; (iii) annually receiving and reviewing a report by the independent auditors describing any material issues raised by the most recent internal quality control review, or peer review, of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities and any steps taken to deal with any such issues; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, critical audit matters addressed during the audit, significant new accounting policies, any alternative treatments of financial information within GAAP that the independent auditor has discussed with management, ramifications of the use of these alternative disclosures and the treatment preferred by the independent auditor and disagreements with management and any other matters or audit problems required to be discussed by applicable accounting standards and management’s response thereto; (v) reviewing and discussing with the Company's independent auditors any matters required to be discussed by PCAOB Auditing Standards No. 1301, Communications with Audit Committees, including, without limitation, the auditors' evaluation of the quality of the Company's financial reporting, information relating to significant unusual transactions and the business rationale for such transactions, and the auditors' evaluation of the Company's ability to continue as a going concern; and (vi) reviewing reports submitted to the Committee by the independent auditors in accordance with any applicable SEC requirements and other legal or regulatory requirements;

3.4	Recommend to the Board as to whether the Company’s audited financial statements and the related MD&A disclosure should be included in the Company’s Annual Report on Form 10-K based on the Committee’s review and discussions (i) with management concerning the audited financial statements, (ii) with the independent auditor concerning the matters required to be discussed by the applicable requirements of the PCAOB and the SEC and (iii) with the independent auditor concerning the independent auditor’s independence;

3.5	Review and discuss with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under "Management’s Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

3.6	Review before release the unaudited quarterly or annual operating results (or financial outlook or guidance) to be stated in the Company’s quarterly earnings release with particular attention to any use of “pro forma” or “adjusted” non-GAAP information;

3.7	Review the contents of the officer certifications to be filed with the SEC pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act and the process conducted to support the certifications;

3.8	Review and discuss with the Company’s management, as appropriate other Company filing s with the SEC that incorporate the Company’s financial information or related matters;

3.9	Consider the establishment, and assist the Board in overseeing the design, implementation and performance, of any internal audit function within the Company;

3.10	Oversee compliance with legal requirements for disclosure of the Company’s independent auditor’s services and Committee members, member qualifications and activities;

3.11	Periodically review the Company’s Code of Business Conduct and Ethics and approve any amendments thereto or waivers thereof, and perform those functions delegated to the Committee set forth in the Company’s Code of Business Conduct and Ethics;

3.12	Review, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

3.13	If necessary, institute special investigations with full access to all books, records, facilities and personnel of the Company;

3.14	As appropriate, engage and obtain advice and assistance from outside legal, accounting or other advisors with funding to be provided by the Company;

3.15	Conduct appropriate review and oversight of related party transactions, as defined by applicable rules and regulations of the SEC and NASDAQ;

3.16	Review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval, on an annual basis;

3.17	Review annually its own performance against the responsibilities outlined in this charter and as otherwise established by the Board;

3.18	Provide a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC;

3.19	Establish procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

3.20	Review and discuss with management, the independent auditor and the internal auditor, if any, the Company’s policies with respect to risk assessment and risk management, including major financial risk exposures and the steps management has taken to monitor and control such exposures, except as to those major risk exposures for which oversight has been assigned to other committees of the Board or retained by the Board;

3.21	Review the adequacy and effectiveness of the Company’s information, data privacy and cyber security policies and processes and the internal controls regarding information, data privacy and cyber security;

3.22	Review with management and members of the internal auditor, if any, the Company’s business continuity and disaster preparedness planning;

3.23	Review the independent auditor’s procedure to implement the rotation of the lead audit partner and other partners serving the Company or the independent auditor’s audit engagement team as required under applicable SEC rules. The Committee shall also periodically review the Company’s strategies and operational situation and determine if a change of the independent auditor should be considered;

3.24	Review comments or communications from regulatory bodies, such as the SEC and NASDAQ, related to financial reporting obligations of the Company and the draft responses from the Company; and

3.25	Perform such other duties that may be necessary or appropriate in the discharge of the foregoing responsibilities.

4.	Authority. The Committee shall:

4.1	Have the sole authority to appoint (and recommend that the Board submit the proposed appointment to shareholder ratification, if applicable), compensate, retain, oversee the work of and to terminate the engagement of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

4.2	Have the sole authority to approve the engagement of the Company’s independent auditors to perform permissible non-audit services (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible) and, in the exercise of such authority, the Committee (or a subcommittee comprised solely of Committee members) shall consider whether the provision of such services is compatible with maintaining the independence of the Company’s independent auditors;

4.3	Have the authority to form, and delegate authority to, one (1) or more subcommittees, consisting of one (1) or more Committee members, which subcommittee(s) shall have the responsibilities and authority delegated to them, including, if so designated, the full responsibility and authority of the Committee with respect to delegated matters including, without limitation, authority to delegate to one (1) or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its scheduled meetings, unless otherwise prohibited by applicable laws or listing standards;

4.4	Have the authority to establish pre-approval policies that are detailed as to the services to which such policies would apply and include a requirement that the Committee be promptly informed of each service approved in accordance with such policies; provided, however, that nothing in this paragraph provides the Committee with authority to delegate its responsibilities under the Securities Exchange Act of 1934, as amended, to management;

4.5	Have authority to set policies regarding the hiring by the Company of current or former employees of the Company’s independent auditors;

4.6	Have the authority to obtain advice, reports or opinions from internal or external counsel and other expert advisors at the Company’s expense; and

4.7	Have the authority to provide its members with continuing education opportunities supporting the various duties and responsibilities in the discharge of the foregoing responsibilities.

5.	Meetings & Minutes. The Committee shall meet at least once during each fiscal quarter, and will also meet, as required, in response to the needs of the Board and as necessary to fulfill its responsibilities. The Chair, in consultation with the other members of the Committee, will set the dates, times, places, and agenda of such meetings. The Chair or any other member of the Committee may call meetings of the Committee by notice in accordance with the Company’s bylaws. A majority of the total number of then-serving members of the Committee shall constitute a quorum for the transaction of business at Committee meetings. The approval of a majority of such quorum shall constitute a valid act of the Committee at a duly held Committee meeting. The Committee may also act by unanimous written consent of the then-serving members of the Committee.

The Committee shall meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Committee shall also meet separately with the head of the internal audit function, if any, at such times as are appropriate to review matters the Committee or the head of the internal audit function believe should be discussed privately. The Committee shall meet separately with the independent auditors of the Company at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Committee under this charter.

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

6.	Reports. The Committee will make regular reports to the Board related to its discussions and activities, including any significant issues or concerns that arise at its meetings, prepare all required reports for inclusion in the Company’s proxy statement, and make recommendations to the Board as appropriate, in each case in accordance with the applicable SEC rules and regulations.

7.	Compensation. Members of the Committee shall receive such compensation, if any, for their service as Committee members pursuant to the Company’s Corporate Governance Guidelines, if applicable, or otherwise in accordance with the Company’s standard compensation arrangements for non-employee directors.

8.	Website Posting.

The Committee’s charter shall be made available on the Company’s website.